Exhibit 10.5


                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of October 2003, by and among Prelude Ventures, Inc., a Nevada corporation ("Prelude"); Tri-State Stores, Inc., an Illinois Corporation ("Tri-State"), GMG Partners LLC, an Illinois Limited Liability Company ("GMG") and SASCO Springfield Auto Supply Company, a Delaware Corporation, ("SASCO") (Tri-State, GMG and SASCO are collectively referred to herein as "TSG"), based on the following:


                                    RECITALS

         Prelude, through its subsidiary, Tri-State Stores Acquisition Corp., a Delaware Corporation ("NEWCO"), wishes to acquire an option to purchase all the assets and certain liabilities of Tri-State, GMG and SASCO in exchange for FIVE HUNDRED THOUSAND DOLLARS ($500,000) shall hereby adopt.


                                    AGREEMENT

         Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:


                                    ARTICLE I
                                 ASSET PURHCASE

         1.01 Asset Purchase. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), TSG shall assign, transfer, and deliver to Prelude, the option to purchase, subject to the terms and conditions contained in the option agreement, all of the assets and certain liabilities of TSG (the "TSG Assets"), as set forth on the appropriate Schedule 1.01 annexed hereto.

         1.02 Further Assurances. At the Closing and from time to time thereafter, the TSG Stockholders shall execute such additional instruments and take such other action as Prelude may reasonably request, without undue cost to the TSG Stockholders in order to more effectively sell, transfer, and assign clear title and ownership in the TSG Assets to Prelude.


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         1.03 Closing and Parties. The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or about October 9, 2003, or on another date to be agreed to in writing by the parties (the "Closing Date"). The Agreement may be closed at any time following approval by a majority of the shareholders of Prelude Common Stock as set forth in Section 4.02 hereof and the TSG Stockholders as set forth in Section 5.02. The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

         1.06     Closing Events
         (a) Prelude Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, Prelude shall deliver to TSG at Closing all the following:
                  (i) A certificate of good standing from the secretary of State of Nevada, issued as of a date within sixty days prior to the Closing Date, certifying that Prelude is in good standing as a corporation in the State of Nevada:
                  (ii) Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Prelude executing this Agreement and any other document delivered pursuant hereto on behalf of Prelude;
                  (iii) Copies of the resolution of Prelude board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Prelude as of the Closing Date;
                  (iv) The certificate contemplated by Section 4.02, duly executed by the chief executive officer of Prelude;
                  (v) The certificate contemplated by Section 4.03, dated the Closing Date, signed by the chief executive officer of Preludeand;
                  (x) Prelude shall enter into Consulting Agreements with New Century Capital Consultants, Inc. Alpha Advisors LLC, National Securities Corporation and Commonwealth Partners NY LLC, on the terms and conditions as agreed upon by all parties.


         In addition to the above deliveries, Prelude shall take all steps and actions as TSG and TSG Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

         (b) TSG Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, TSG and/or TSG Stockholder's shall deliver to Prelude at Closing all the following:
                  (i) The Option Agreement as specified in Section 1.01.


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         In  addition  to the above  deliveries,  TSG  shall  take all steps and actions as Prelude may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.


         1.04.    Termination
         (a) This Agreement may be terminated by the board of directors of either Prelude or TSG at any time prior to the Closing Date if:
                  (i)  There  shall  be  any  actual  or  threatened  action  of proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement;
                  (ii)  Any  of  the   transactions   contemplated   hereby  are
                  disapproved by any regulatory authority whose approval is required to consummate such transactions or in the reasonable judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange;

         In the event of termination pursuant to this paragraph (a) of Section 1.07, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in contemplated hereby.


                                   ARTICLE II
              REPRESENTATION, COVENANTS, AND WARRANTIES OF PRELUDE

         As an inducement to, and to obtain the reliance of TSG and/or TSG shareholders, Prelude represents and warrants as follows:

         2.01  Organization.  Prelude  is, and will be on the  Closing  Date,  a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operation, properties, assets or condition. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not,


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violate any provision of Prelude articles of  incorporation or bylaws,  or other agreement to which it is a party or by which it is bound.

         2.02 Approval of Agreement. Prelude has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transaction herein contemplated. The board of directors of Prelude has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Prelude shareholders and compliance with state and federal corporate and securities laws.

         2.03 Capitalization. The authorized capitalization of Prelude consists of 100,000,000 shares, of common stock, $0.001 par value, of which approximately 15,000,000 shares are issued and outstanding and 10,000,000 shares of preferred stock, $0.001 par value of which none are issued and outstanding. All issued and outstanding shares of Prelude are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Prelude.

         2.04     Financial Statements.
         (a) Included in the Schedules are the audited balance sheets of Prelude as of December 31, 2002 and 2001, and the related statement of operations, stockholder's equity (deficit), and cash flows for the fiscal year ended December 31, 2002, and 2001, including the notes thereto, and the accompanying report of AMISANO HANSON; independent certified public accountants. At or prior to the Closing Date, Prelude shall deliver the un-audited balance sheet of
Prelude as of June 30, 2003, and the related statements of operations, stockholders' equity (deficit), and cash flows for the six months ended June 30, 2003, together with the notes thereto and representations by the principal accounting and financial officer of Prelude to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated and such financial statements shall not reflect any material changes since the December 31, 2002, financial statements. All documents referred to herein are available as public disclosure document pursuant to the Periodic Filing Requirements and as listed on the EDGAR system of the SEC.
         (b) The financial statements of Prelude delivered pursuant to Section 2.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements. The Prelude financial statements present fairly, in all material respects, as of their respective dates, the financial position of Prelude. Prelude did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with generally accepted accounting principles, and all assets reflected therein presently fairly the assets of Prelude in accordance with generally accepted accounting principles


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         (c) Prelude has filed or will file as the Closing  Date all tax returns required to be filed by it from inception to the Closing Date. All such returns and reports are accurate and correct in all material respect. Prelude has no material liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent balance sheet of Prelude, except to the extent reflected on such balance sheet and all such dates and years and periods prior thereto and for which Prelude may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of Prelude, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the best knowledge of Prelude, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. Prelude has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on Prelude, its financial condition, its business as presently conducted or proposed to be conducted, or any of its respective properties or material assets. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Prelude.

         2.05  Outstanding  Warrants  and  Options.   Prelude  has  no  existing
Warrants, options, calls, or commitments of any nature relating to the authorized and un-issued Prelude Common Stock.

         2.06 Information. The information concerning Prelude set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Prelude shall cause the schedules delivered by it pursuant hereto and the instruments delivered to TSG hereunder to be updated after the date hereof up to and including the Closing Date.

         2.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or the schedules hereto, since the date of the most recent Prelude balance sheet described in Section 2.04 and included in the information referred to in Section 2.06.
         (a) There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Prelude or
(ii) any damage, destruction, or loss to Prelude (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Prelude;
         (b) Prelude has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary


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or material  considering the business of Prelude;  (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or
(viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;
         (c) Prelude has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Prelude balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights (except assets, properties, or rights not unused or un-useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Prelude; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and un-issued or held as treasury stock); and
         (d) To the best knowledge of Prelude, it has not become subject to any law or regulation which materially and adversely affects, or in the future would
be  reasonably   expected  to  adversely  affect,   the  business,   operations,
properties, assets, or condition of Prelude.

         2.08 Litigation and Proceeding. There are no material actions, suits, or administrative or other proceedings pending or, to the knowledge of Prelude, threatened by or against Prelude or adversely affecting Prelude or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Prelude does not have any knowledge of any default on its part with respect to any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

         2.09 Compliance With Laws and Regulations. Prelude has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance
(i) could not materially and adversely affect the business, operations, properties, assets, or conditions of Prelude or (ii) could not result in the occurrence of any material liability for Prelude. To the best knowledge of Prelude, the consummation of this transaction will comply with all applicable


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statures and  regulations,  subject to the  preparation  and filing of any forms required by state and federal securities laws.

         2.10 Material Contract Defaults. Prelude is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Prelude, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Prelude has not taken adequate steps to prevent such a default from occurring.

         2.11 No Conflict With Other Instrument. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Prelude is a party or to which any of its properties or operations are subject.

         2.12 Subsidiary. Prelude does not own, beneficially or of record, any equity securities in any other entity, other than as previously disclosed and the NEWCO

         2.13 Prelude Schedules. Prelude has delivered to TSG the following schedules, which are collectively referred to as the "Prelude Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by a duly authorized officer of Prelude as complete, true and accurate:
         (a) A schedule including copies of the articles of incorporation and bylaws of Prelude in effect as of the date of this Agreement;
         (b) A schedule containing copies of resolutions adopted by the board of directors of Prelude approving this Agreement and the transactions herein contemplated;
         (c) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Prelude since the most recent Prelude balance sheet, required to be provided pursuant to Section 2.04 hereof,
         (d) A schedule setting forth the financial statements required pursuant to Section 2.04(a) hereof; and
         (e) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Prelude Schedules by Sections 2.01 through 2.12.

         Prelude shall cause the Prelude Schedules and the instruments delivered to TSG hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated Prelude Schedules, certified in the same manner as the original Prelude Schedules, shall be delivered prior to and as a condition precedent to the obligation of the TSG to close.

         2.14     Additional Conditions.    Omitted



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                                   ARTICLE III
                REPRESENTATIONS, COVENANTS, AND WARRANTIES OF TSG

         As an inducement to, and to obtain the reliance of, Prelude, TSG represents and warrants as follows:

         3.01 Organization. TSG Shareholders own all of the outstanding shares of Tri-State, GMG and SASCO, and have the right to grant the option.



                                   ARTICLE IV
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF TSG

         The obligations of TSG under this Agreement are subject to the satisfaction of TSG, at or before the Closing Date, of the following conditions;

         4.01 Shareholder Approval. Prelude shall call and hold a meeting of its shareholders, or obtain the written consent of a majority of its shareholders, to approve the transactions contemplated by this agreement including the acquisition of the assets of TSG through the issuance of Prelude Common Stock.

         4.02 Accuracy of Representation. The representations and warranties made by Prelude in this Agreement were true when made and shall be true at the closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Prelude shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Prelude prior to or at the Closing. TSG shall be furnished with certificates, signed by duly authorized officers of Prelude and dated the Closing Date, to the foregoing effect.

         4.03 Officer's Certificates. TSG shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief executive officer of Prelude to the effect that to such officers best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Prelude threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and Prelude own documents and information, the certificate shall represent, to the best knowledge of the officer, that:

         (a) This Agreement has been duly approved by Prelude board of directors and shareholders and has been duly executed and delivered in the name and on


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behalf of Prelude by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Prelude pursuant to a unanimous consent;
         (b) There has been no material adverse changes in Prelude up to and including the date of the certificate;
         (c) All conditions required by this Agreement has been met, satisfied, or performed by Prelude;
         (d) All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Prelude have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and
         (e) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Prelude, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of Prelude, the operation of Prelude, or the acquisition and reorganization contemplated herein, or any agreement or instrument by which Prelude is bound or in any way contests the existence of Prelude.

         4.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Prelude, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Prelude.

         4.05 Good Standings. TSG shall have received a certificate of good standing from the secretary of state of Nevada, dated as of the date within five days prior to the Closing Date, certifying that Prelude is in good standing as a corporation in the State of Nevada.

         4.06 Other Items. TSG shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as TSG may reasonably request.


                                    ARTICLE V
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF PRELUDE

         The obligations of Prelude under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions;

         5.01 Shareholder Approval. Tri-State, GMG and SASCO shall call and hold a meeting of its shareholders, or obtain through a majority written consent of its shareholders, whereby the shareholders of Prelude authorize and approve this Agreement and the transactions contemplated hereby.


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         5.02 Other Items.  Prelude shall have received such further  documents, certificates, or instruments relating to the transactions contemplated hereby as Prelude may reasonably request.


                                   ARTICLE VI
                                SPECIAL COVENANTS

         6.01     Activities of Prelude and TSG
         (a) From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by Prelude and TSG pursuant hereto or as permitted or contemplated by this Agreement, Prelude and TSG will each:

                  (i) Carry on its business in substantially the same manner as it has heretofore;
                  (ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
                  (iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
                  (iv) Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;
                  (v) Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and
                  (vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

         (b) From and after the date of this Agreement and except as provided herein until the Closing Date, Prelude and TSG will not:
                  (i) Make any change in its articles of incorporation or bylaws;
                  (ii) Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and Enter into any agreement for the sale of TSG or Prelude securities without the prior approval of the other party.


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

         6.02 Access to Properties and Records. Until the Closing Date, TSG and Prelude will afford to the other party's officers and authorized representatives full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of TSG or Prelude and will furnish the other party with such additional financial and other information as to the business and properties of TSG or Prelude as each party shall from time to time reasonably request.

         6.03 Separate Counsel. In connection with the transaction contemplated by this Agreement, TSG and Prelude shall each file with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the TSG Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.
         (b) In order to more fully document reliance on the exemptions as provided herein, TSG, the TSG Stockholders, and Prelude shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Prelude or TSG and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

         6.06 Prelude Liabilities. Immediately prior to the Closing Date, Prelude shall have no material assets and no liabilities in excess of $1,000 and all expenses related to this Agreement or otherwise shall have been paid.

         6.07     Sales of Securities Under Rule 144, If Applicable.
         (a) Prelude will use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for two years or more or such other restricted period as required by rule 144 as it is from time to time amended.
         (b) Upon being informed in writing by any person holding restricted stock of Prelude as of the date of this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), Prelude will certify in writing to such person that it is compliance with rule 144 current public information requirement to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.
         (c) If any certificate representing any such restricted stock is presented to Prelude transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to Prelude and its counsel that such transfer has complied with the requirements of rule 144, as the case may be, Prelude will promptly instruct its transfer agent to register such


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

transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144, as the case may be, free of any stop transfer order or restrictive legend. The provisions of this Section 6.07 shall survive the Closing and the consummation of the transactions contemplated by this Agreement for a period of two years.
         (d) The shareholders of Prelude as of the date of this Agreement, as well as those receiving Prelude Common Stock pursuant to this Agreement, are intended third-party beneficiaries of this Section 6.07.

         6.08 New Board of Directors and Officers. Upon closing of the transactions contemplated by this Agreement and the simultaneous Agreement with Alliance Petroleum, Inc., the current board of directors and officers of Prelude shall resign and in their place nominees of TSG and Alliance shall be appointed, subject to the approval of the suitability and qualifications of such nominees.


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.01 Brokers. Except as provided herein, Prelude and TSG agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. Further, Prelude and TSG each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party.

         The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

         7.02 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

         7.03 Governing Law. This Agreement shall be governed by, enforced and constructed under and in accordance with the laws of the State of Nevada.

         7.04 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such


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

notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

         7.05 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties from all costs, including reasonable attorneys fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         7.06 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. The Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

         7.07 Survival Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

         7.08   Counterparts.   This  Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         7.09 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.


                  [Signature Page to Agreement Follows]



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




         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.


PRELUDE VENTURES, INC.
A Nevada Corporation

By:      __________________________
         Anthony Sarvuicci,
         President


Tri-State Stores, Inc.
An Illinois Corporation

By:      __________________________


GMG Partners LLC
an Illinois Limited Liability Company


By:      __________________________


SASCO Springfield Auto Supply Company
a Delaware Corporation

By:      __________________________



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